SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): February 19, 2003
                                                           -----------------


                             DONALDSON COMPANY, INC.
          -------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



   Delaware                           1-7891                      41-0222640
--------------                ---------------------          -------------------
  (State of                   (Commission File No.)             (IRS Employer
Incorporation)                                               Identification No.)



                              1400 West 94th Street
                          Minneapolis, Minnesota 55431
                          ----------------------------
          (Address of principal executive offices, including zip code)


                                 (952) 887-3131
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last Report)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)  Exhibits.

      99.1 Press Release dated February 19, 2003.

Item 9. Regulation FD Disclosure

Donaldson Company, Inc. has reported its 2nd quarter 2003 financial results. The Company's press release dated February 19, 2003 announcing the results is attached as Exhibit 99.1


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DONALDSON COMPANY, INC.

                                          By /s/ Norman C. Linnell
                                             -----------------------------------
                                          Name: Norman C. Linnell
                                          Title: Vice President, General Counsel
                                                 and Secretary


Date: February 21, 2003


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


                                  EXHIBIT INDEX



Exhibit          Description

99.1         Press Release dated February 19, 2003.







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